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                                 GUARANTY AGREEMENT

    THIS GUARANTY AGREEMENT (this "GUARANTY") is made as of December 27, 1996, by APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation; AIMCO PROPERTIES, L.P., a Delaware limited partnership; AIMCO-GP, INC., a Delaware corporation; AIMCO-LP, INC., a Delaware corporation: AIMCO HOLDINGS, L.P., Delaware limited partnership; and AIMCO HOLDINGS QRS, INC., a Delaware corporation; (singly or collectively, "GUARANTOR"), in favor of NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER"), and its successors and assigns.

                                      RECITALS:

    A.  The following entities are affiliates of each Guarantor:

         1. COPPERFIELD PARTNERS, LTD., a Texas limited partnership ("Copperfield")
         2. FISHERMAN'S WHARF PARTNERS, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership ("Fisherman's Wharf")
         3. HAMPTON HILL PARTNERS, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership ("Hampton")
         4. HASTINGS PLACE PARTNERS, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership ("Hastings")
         5. OAK FALLS PARTNERS, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership ("Oak Falls")
         6. THE HOUSTON RECOVERY FUND, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership ("HRF")
         7. WEST TRAILS PARTNERS, LTD., a Texas limited partnership ("West Trails")
         8.   SIGNATURE POINT JOINT VENTURE, a Texas joint venture
              ("Signature")
         9. COVENTRY SQUARE PARTNERS, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership ("Coventry")
         10.  CROWS NEST PARTNERS, LTD., a Texas limited partnership ("Crows
              Nest")
         11.  SUNBURY PARTNERS, LTD., a Texas limited partnership ("Sunbury")
         12. J.W. ENGLISH SWISS VILLAGE PARTNERS, LTD., A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership ("Village")

    Each of the entities identified in items 1-12 hereinabove is sometimes hereinafter individually referred to as a "BORROWER" and such entities are also sometimes collectively referred to hereinafter as "BORROWERS".

    B. Lender has agreed to make a loan to each of the Borrowers, all of such loans being hereinafter collectively referred to as the "Loan." The Borrowers have executed the following promissory notes (collectively, the "Notes") evidencing the Loan:

         1. Promissory note of even date herewith in the amount of $4,336,000.00 executed by Copperfield as maker in favor of Lender as payee thereunder (as such promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "Copperfield Note").

         2. Promissory note of even date herewith in the amount of $6,000,000.00, executed by Fisherman's Wharf as maker in favor of Lender as payee thereunder (as such promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "Fisherman's Wharf Note").

         3. Promissory note of even date herewith in the amount of $3,952,000.00, executed by Hampton as maker in favor of Lender as payee thereunder (as such promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution


GUARANTY AGREEMENT - Page 1

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    therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called he the "Hampton Note").

         4. Promissory note of even date herewith in the amount of $3,258,000.00, executed by Hastings as maker in favor of Lender as payee thereunder (as such promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "Hastings Note").

         5. Promissory note of even date herewith in the amount of $3,285,000.00, executed by Oak Falls as maker in favor of Lender as payee thereunder (as such promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "Oak Falls Note").

         6. Promissory note of even date herewith in the amount of $4,732,000.00, executed by HRF as maker in favor of Lender as payee thereunder (as such promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "HRF/Easton Note").

         7. Promissory note of even date herewith in the amount of $750,000.00, executed by HRF as maker in favor of Lender as payee thereunder (as such promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "HRF/Stony Note").

         8. Promissory note of even date herewith in the amount of $4,870,952.00, executed by West Trails as maker in favor of Lender as payee thereunder (as such promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "West Trails Note").

         9. Promissory note of even date herewith in the amount of $11,040,000.00, executed by Signature as maker in favor of Lender as payee thereunder (as such promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "Signature Note").

         10. Promissory note of even date herewith in the amount of $4,240,000.00, executed by Coventry as maker in favor of Lender as payee thereunder (as such promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "Coventry Note").

         11. Promissory note of even date herewith in the amount of $4,160,000.00, executed by Crows Nest as maker in favor of Lender as payee thereunder (as such promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "Crows Nest Note").

         12. Promissory note of even date herewith in the amount of $2,950,000.00, executed by Sunbury as maker in favor of Lender as payee thereunder (as such

GUARANTY AGREEMENT - Page 2

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    promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "Sunbury Note").

         13. Promissory note of even date herewith in the amount of $6,880,000.00, executed by Village as maker in favor of Lender as payee thereunder (as such promissory note may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the "Village Note").

   The total principal amount payable by Borrowers to Lender evidenced by the Notes is $60,453,952.00.

   C. The Borrowers have also executed the following deeds of trust (collectively, the "Deeds of Trust") as security for the Notes:

         1. Deed of Trust of even date herewith, granted by Copperfield to Michael F. Hord as trustee for the benefit of Lender, with respect to certain real property located in Harris County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as the Copperfield Apartments I and II located on such land (the "Copperfield Deed of Trust").

         2. Deed of Trust of even date herewith, granted by Fisherman's Wharf to Michael F. Hord as trustee for the benefit of Lender, with respect to certain real property located in Brazoria County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as the Fisherman's Wharf Apartments located on such land (the "Fisherman's Wharf Deed of Trust").

         3. Deed of Trust of even date herewith, granted by Hampton to Michael F. Hord as trustee for the benefit of Lender, with respect to certain real property located in Harris County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as the Hampton Hill Apartments located on such land (the "Hampton Deed of Trust").

         4. Deed of Trust of even date herewith, granted by Hastings to Michael F. Hord as trustee for the benefit of Lender, with respect to certain real property located in Harris County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as the Hastings Place Apartments located on such land (the "Hastings Deed of Trust").

         5. Deed of Trust of even date herewith, granted by Oak Falls to Michael F. Hord as trustee for the benefit of Lender, with respect to certain real property located in Harris County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as the Oak Falls Condominiums located on such land (the "Oak Falls Deed of Trust").

         6.    Deed of Trust of even date herewith, granted by HRF to Michael
    F. Hord as trustee for the benefit of Lender, with respect to certain real property located in Harris County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as Easton Village I and II located on such land (the "HRF/Easton Deed of Trust").

 GUARANTY AGREEMENT - Page 3


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         7.    Deed of Trust of even date herewith, granted by HRF to Michael F.
    Hord as trustee for the benefit of Lender, with respect to certain real property located in Harris County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as the Stony Brook Apartments located on such land (the "HRF Stony Deed of Trust").

         8. Deed of Trust of even date herewith, granted by West Trails to Michael F. Hord as trustee for the benefit of Lender, with respect to certain real property located in Harris County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as The Waterford Apartments located on such land (the "West Trails Deed of Trust").

         9. Deed of Trust of even date herewith, granted by Signature to Michael F. Hord as trustee for the benefit of Lender, with respect to certain real property located in Galveston County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as the Signature Point Apartments located on such land (the "Signature Deed of Trust").

         10. Deed of Trust of even date herewith, granted by Coventry to Michael F. Hord as trustee for the benefit of Lender, with respect to certain real property located in Harris County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as the Coventry Square Apartments located on such land (the "Coventry Deed of Trust").

         11. Deed of Trust of even date herewith, granted by Crows Nest to Michael F. Hord as trustee for the benefit of Lender, with respect to certain real property located in Galveston County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as the Crows Nest Apartments located on such land (the "Crows Nest Deed of Trust").

         12. Deed of Trust of even date herewith, granted by Sunbury to Michael F. Hord as trustee for the benefit of Lender, with respect to certain real property located in Harris County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as the Sunbury Downs Apartments located on such land (the "Sunbury Deed of Trust").

         13. Deed of Trust of even date herewith, granted by Village to Michael F. Hord as trustee for the benefit of Lender, with respect to certain real property located in Harris County, Texas consisting of the land more completely described on the applicable Exhibit "A" attached hereto and incorporated herein by this reference and the multifamily residences and related improvements sometimes known as the Swiss Village Apartments located on such land (the "Village Deed of Trust").

Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Deeds of Trust or the Security Agreement (hereinafter defined), as applicable.

    D. It is a condition precedent to Lender's obligation to make the Loan to Borrower that Guarantor execute and deliver to Lender this Guaranty and that certain Security Agreement of even date herewith executed by Guarantor for the benefit of Lender. This Guaranty and the Security Agreement, and the Deeds of Trust are sometimes hereinafter collectively referred to as the Loan Documents.

   For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, Guarantor hereby guarantees to Lender the prompt and full payment and performance of the indebtedness

GUARANTY AGREEMENT - Page 4
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and obligations described below in this Guaranty; this Guaranty being upon the following terms and conditions:

                                      AGREEMENT

    1. GUARANTEED OBLIGATIONS. The payment and performance obligations set forth below in this Section 1, and including any limitations thereon as set forth in Section 1(c) are hereinafter collectively referred to as the "Guaranteed Obligations"

         (a) Guarantor hereby unconditionally and irrevocably guarantees to Lender the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter, of all principal, interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrowers, whether or not allowed in such proceeding), fees, costs, expenses, indemnification indebtedness, and other sums of money now or hereafter due and owing pursuant to (i) the terms of the Notes, the Deeds of Trust, and the other Loan Documents, including the making of any deposits required or contemplated to be made by Borrowers pursuant to the Deeds of Trust, the provision of any additional collateral, and any indemnifications contained in such Loan Documents, now or hereafter existing, and (ii) all renewals, extensions, refinancings, modifications, supplements or amendments of such indebtedness or any part thereof (the indebtedness described in CLAUSES (i) AND (ii) above in this SECTION 1 is herein collectively called the "INDEBTEDNESS") subject, however, to the limitations of SECTION 1(b) hereof. This Guaranty covers the Indebtedness, whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by Lender in stages or installments. The guaranty of Guarantor as set forth in this SECTION 1 is a continuing guaranty of payment and performance, and not a guaranty of collection.

         (b) Guarantor additionally hereby unconditionally and irrevocably guarantees to Lender the timely performance of all other obligations of Borrowers under the Notes, the Deeds of Trust, or under any other the Loan Documents. If any of the Guaranteed Obligations are not complied with, in any respect whatsoever, Guarantor agrees to indemnify and hold Lender harmless from any and all loss, cost, liability or expense that Lender may suffer by any reason of any such non-compliance. Lender shall accept performance by Guarantor of Guaranteed Obligations, and so long as all of the Guaranteed Obligations are being performed by Borrower or Guarantor and no Default exists, Lender will make the Loan proceeds available under and subject to the terms of the Notes and the Deeds of Trust.

         (c) Guarantor acknowledges and agrees that the liability of Guarantor with respect to the payment and performance obligations described in Sections 1(a) and 1(b) hereinabove arising under the four deeds of trust listed as items C.10.-C.13. hereinabove (collectively, the "Unlimited Guaranty Deeds of Trust") is unlimited. Except as otherwise set forth in
    SECTION 1(d) hereinbelow, the liability of Guarantor for the Guaranteed Obligations arising under the nine deeds of trust listed as items C.1. through C.9. hereinabove (collectively, the "Limited Guaranty Deeds of Trust") shall not exceed payment of twenty-five percent (25%) of the principal of the Notes secured by such Limited Guaranty Deeds of Trust, together with (i) interest on the full amount of such Notes and (ii) any other debt service required pursuant to such Notes; provided, however, in the event that the term of the Loan is extended pursuant to the terms of the Notes, and if, after such extension, any one or more of the Mortgaged Properties secured by a Limited Guaranty Deed of Trust fails to comply with the minimum Debt Coverage Ratio set forth in the Notes (each such property being hereinafter referred to as "Noncomplying Mortgaged Property"), then either (x) Guarantor shall cause the principal due under the Note for such Noncomplying Mortgaged Property to be reduced so that the Noncomplying Mortgaged Property is able to again comply with the Debt Coverage Ratio requirement or (y) the Deed of Trust for such Noncomplying Mortgaged Property shall automatically and without further action by Lender or any Guarantor become an Unlimited Guaranty Deed of Trust, and Guarantor shall be fully liable for all Guaranteed Obligations thereunder.

          (d) The limitations on Guarantor liability set forth in SECTION 1(c) hereinabove shall not apply to any costs, losses, expenses or fees, including but not limited to court costs or

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    attorney's fees, incurred, suffered or occasioned by the Lender as a consequence of any one or more of the following:

          (i) Borrower's failure to pay taxes, assessments and other similar charges which could result in liens against any portion of the property covered by the Deed of Trust or the other Loan Documents; provided, however, that the escrow of taxes and assessments with Lender shall be deemed a payment for such taxes, assessments and other similar charges to the extent actually paid;

         (ii) Borrower's failure to pay and discharge any mechanic's liens, materialmen's liens or similar liens against any portion of the property covered by the Deed of Trust or the other Loan Documents; provided, however, that Borrower has the right to contest any such liens and to either bond around same or have same paid under the payment and performance bonds supplied in connection with the construction contract;

        (iii) Fraud, any material misrepresentation of any fact by Borrower at the time when made or waste of any property covered by the Deed of Trust or the other Loan Documents;

         (iv) Retention by the Borrower of any rental income or other income received with respect to any property covered by the Deed of Trust or the other Loan Documents which, under the terms thereof, should have been paid to the Lender;

          (v) Misapplication by Borrower of insurance proceeds, condemnation awards or other similar funds or payments attributable to any property covered by the Deed of Trust or the other Loan Documents received by Borrower or directed by Borrower to a third party other than Lender which, under the terms thereof, should have been paid to the Lender;

         (vi) Failure to maintain, repair or restore any property covered by the Deed of Trust or the other Loan Documents in good condition; and

        (vii) The failure to maintain casualty and other insurance, if commercially available, required to be maintained by Borrower under the Loan Documents or the removal of any property covered by the Deed of Trust or the other Loan Documents which is not consented to in writing by Lender, replaced by similar property of similar quality or permitted by the terms of the Loan Documents.

     2. PRIMARY LIABILITY OF GUARANTOR.

         (a) This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance. Guarantor shall be liable for the payment and performance of the Guaranteed Obligations, as set forth in this Guaranty, as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including, without limitation, any rights pursuant to RULE 31 of the Texas Rules of Civil Procedure, SECTION 17.001 of the Texas Civil Practice and Remedies Code, and CHAPTER 34 of the Texas Business and Commerce Code.

         (b) In the event of default by Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor or of default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, without any notice having been given to Guarantor previous to such demand of the acceptance by Lender of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness or of such obligation to perform, all such notices being

GUARANTY AGREEMENT - Page 6


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    hereby waived by Guarantor, pay the amount due thereon to Lender or perform or observe the agreement, covenant, term or condition, as the case may be, and it shall not be necessary for Lender, in order to enforce such payment or performance by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower or others liable on such indebtedness or for such performance, or to enforce any rights against any security that shall ever have been given to secure such indebtedness or performance, or to join Borrower or any others liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations.

         (c) Suit may be brought or demand may be made against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Lender against any party hereto. Any time that Lender is entitled to exercise its rights or remedies hereunder, it may in its discretion elect to demand payment and/or performance. If Lender elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Guaranteed Obligations have been paid and performed in full. If Lender elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Guaranteed Obligations have been paid and performed in full.

    3. CERTAIN AGREEMENTS AND WAIVERS BY GUARANTOR.

         (a) Guarantor hereby agrees that neither Lender's rights or remedies nor Guarantor's obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

              (i) any limitation of liability or recourse in any other Loan Document or arising under any Law;

              (ii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;

              (iii) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations;

              (iv) whether express or by operation of Law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations;

              (v) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of any Borrower, Guarantor or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

              (vi) either with or without notice to or consent of
         Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including, without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance
         (including changes in the

GUARANTY AGREEMENT - Page 7


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         Plans and other terms or aspects of construction of the
         improvements) or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Lender to Borrower, Guarantor, and/or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

              (vii) any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations (excepting only, with respect to any such sale or other disposition of collateral, any such requirement imposed at the time in question by then applicable law and which may not be waived by Guarantor, and Guarantor agreeing, with respect to any such sale or other disposition to which SECTION 9.504(c) of the Texas Business and Commerce Code or other similar provision of applicable law, is determined to be applicable, that ten (10) days notice shall constitute reasonable notification; and provided that, except for any such requirement applicable to any sale or other disposition of any such collateral which may not be waived, no provision of this Guaranty shall be construed to limit or otherwise adversely affect Lender's absolute and discretionary rights, as set forth in this Guaranty, to release and/or otherwise deal or fail to deal with any such collateral without affecting or impairing Guarantor's liability hereunder);

              (viii) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor (excepting only any notice, if any, required at the time in question by then-applicable law and not waivable by Guarantor);

              (ix) if for any reason Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else;

              (x) the existence of any claim, set-off, or other right that Guarantor may at any time have against Borrower, Lender, or any other Person (hereinafter defined), whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document (provided that nothing contained herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim); or

              (xi) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ULTRA VIRES, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower's obligation ceases to exist by operation of

GUARANTY AGREEMENT - Page 8
         law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations).

         (b) In the event any payment by Borrower or any other party to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another party (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Lender and any attorneys' fees, costs and expenses paid or incurred by Lender in connection with any such event. It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. Lender shall be entitled to continue to hold this Guaranty in its possession for a period of one year from the date the Guaranteed Obligations are paid and performed in full and for so long thereafter as may be necessary to enforce any obligation of Guarantor hereunder and/or to exercise any right or remedy of Lender hereunder.

         (c) If acceleration of the time for payment of any amount payable by Borrower under the Note, the Loan Agreement, or any other Loan Document is stayed or delayed by any Law or Tribunal, all such amounts shall nonetheless be payable by Guarantor on demand by Lender.

    4. SUBORDINATION. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

         (a) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations;

         (b) Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid and performed;

         (c) Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not a default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in

 GUARANTY AGREEMENT - Page 9
    this SECTION 4, Guarantor shall pay the same to Lender immediately. Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and

         (d) Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this SECTION 4, including, but not limited to, execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Lender of any promissory notes or other instruments evidencing indebtedness of Borrower to Guarantor. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.

    5. OTHER LIABILITY OF GUARANTOR OR BORROWER. If Guarantor becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may have against Guarantor. If Borrower is or becomes indebted to Lender for any indebtedness other than or in excess of the Indebtedness for which Guarantor is liable under this Guaranty, any payment received or recovery realized upon any indebtedness of Borrower to Lender may, except to the extent paid by Guarantor on the Indebtedness for which Guarantor is liable under this Guaranty or specifically required by Law or agreement of Lender to be applied to the Indebtedness for which Guarantor is liable under this Guaranty, in Lender's sole discretion, be applied upon indebtedness of Borrower to Lender other than the Indebtedness for which Guarantor is liable under this Guaranty.

    6. LENDER ASSIGNS. This Guaranty is for the benefit of Lender and Lender's successors and assigns, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder.

    7. BINDING EFFECT. This Guaranty is binding not only on Guarantor, but also on Guarantor's heirs, personal representatives, successors and assigns. Upon the death of Guarantor, this Guaranty shall continue against Guarantor's estate as to all of the Guaranteed Obligations, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor's estate, whether or not the Guaranteed Obligations are then due and payable. If this Guaranty is signed by more than one person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term "GUARANTOR" shall mean all such persons and each of them individually. Words importing "PERSONS" herein shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

    8.   GOVERNING LAW FORUM. THIS GUARANTY, AND ITS VALIDITY, ENFORCEMENT,
AND INTERPRETATION, SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE UNITED STATES FEDERAL LAW, AND IS INTENDED TO BE PERFORMED IN ACCORDANCE WITH, AND ONLY TO THE EXTENT PERMITTED BY, SUCH LAWS. ALL OBLIGATIONS OF GUARANTOR HEREUNDER ARE PAYABLE AND PERFORMABLE AT THE PLACE OR PLACES WHERE THE GUARANTEED OBLIGATIONS ARE PAYABLE AND PERFORMABLE. GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY FOR GUARANTOR AND IN RESPECT OF GUARANTOR'S PROPERTY TO THE NON-EXCLUSIVE JURISDICTION OF ANY TEXAS STATE COURT, OR ANY UNITED STATES FEDERAL COURT, SITTING IN THE CITY OF

GUARANTY AGREEMENT - Page 10

DALLAS, TEXAS, AND TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR UNITED STATES FEDERAL COURT SITTING IN THE STATE IN WHICH ANY OF THE PROPERTY IS LOCATED, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS.

    9. INVALIDITY OF CERTAIN PROVISIONS. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be judicially declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable Law.

    10. ATTORNEYS' FEES AND COSTS OF COLLECTION. Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in the enforcement of or preservation of Lender's rights under this Guaranty. Guarantor agrees to pay interest on any expenses or other sums due to Lender under this SECTION 10 that are not paid when due, at a rate per annum equal to the lesser of (i) the Maximum Rate, or (ii) the Past Due Rate, as each is defined in the Notes. Guarantor's obligations and liabilities under this
SECTION 10 shall survive any payment or discharge in full of the Guaranteed Obligations.

    11. PAYMENTS. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

    12. CONTROLLING AGREEMENT. It is not the intention of Lender or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable Law. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor's capacity as guarantor, may lawfully be required to pay under applicable Law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable Law. The provisions of this SECTION 12 shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Lender.

    l3. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF GUARANTOR. Guarantor hereby represents, warrants, and covenants as follows:

         (a) Guarantor is the owner of a direct or indirect interest in one or more of the Borrowers, and Guarantor will derive substantial benefit, directly or indirectly, from the making of the Loan to one or more of the Borrowers and from the making of this Guaranty by Guarantor and Guarantor shall not, during the term hereof, sell, lease, convey, mortgage, assign, pledge, hypothecate, encumber or transfer its interest in the applicable Borrower except to Lender pursuant to the Security Agreement of even date;

         (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantor;

         (c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any Law or in default (or at risk of acceleration of indebtedness) under any agreement or restriction by which Guarantor is bound or affected;

         (d) Guarantor is duly organized, validly existing, and in good standing under the Laws of the state of its organization and has full power and authority to enter into and perform this Guaranty;

         (e) except as has been disclosed to Lender in writing by Guarantor, there is no Litigation pending or, to the knowledge of Guarantor, threatened before or by any

GUARANTY AGREEMENT - Page 11

    Tribunal against or affecting Guarantor that could reasonably be expected to have a material adverse effect on guarantor if adversely determined:

         (f) all financial statements and information heretofore furnished to Lender by Guarantor do, and all financial statements and information hereafter furnished to Lender by Guarantor will, fully and accurately present the condition (financial or otherwise) of Guarantor as of their dates and the results of Guarantor's operations for the periods therein specified, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Lender, no material adverse change has occurred in the financial condition of Guarantor, nor, except as heretofore disclosed in writing to Lender, has Guarantor incurred any material liability, direct or indirect, taxed or contingent:

         (g) after giving effect to this Guaranty, Guarantor is solvent, is not engaged or about to engage in business or a transaction for which the property of Guarantor is an unreasonably small capital, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature and Guarantor acknowledges and agrees that it shall be a default under this Guaranty if Guarantor does any of the following:

              (1) (i) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof, or (ii) admits in writing its inability to pay, or fails to pay, its debts generally as they become due, or (iii) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, Title 11 of the United States Code as now or hereafter in effect or any other law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or similar laws affecting the rights of creditors (Title 11 of the United States Code and such other laws being herein called "DEBTOR RELIEF LAWS"), or takes any action in furtherance thereof, or (iv) seeks the appointment of a receiver, trustee, custodian or liquidator of any of its property; or

              (2) Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of its property, and (i) admits, acquiesces in or fails to contest diligently the material allegations thereof, or
         (ii) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (iii) in a proceeding under the Federal Bankruptcy Code, the case is converted from one chapter to another, or (iv) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days next following the date of its filing; or

              (3) Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in SUBPARAGRAPH [4] below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof; or

              (4) Any Guarantor shall fail to discharge within a period of thirty (30) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of One Million Dollars ($1,000,000) against any of its assets or properties.

GUARANTY AGREEMENT - Page 12

              (5) Any Guarantor shall fail to satisfy and discharge promptly any judgment or judgments for any Guarantor for the payment of money in an aggregate amount in excess of One Million Dollars ($1,000,000).

         (h) Lender has no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of any Borrower or any change therein, and guarantor will keep himself fully appraised of each Borrower's financial and business condition;

         (i) Guarantor acknowledges and agrees that Guarantor may be required to pay and perform the Guaranteed Obligations in full without assistance or support from any Borrower or any other party;

         (j) Guarantor has read and fully understands the provisions contained in the Notes, the Deeds of Trust and the other Loan Documents. Any default by any Borrower under a Deed of Trust or other Loan Document, and any default or Event of Default under the Security Agreement shall also be a default under this Guaranty;

         (k) Guarantor shall at all times during the term hereof comply with the terms and provisions of the Security Agreement, including but not limited to all financial covenants set forth therein;

         (l) Neither Guarantor nor any Affiliate (as defined in the Security Agreement) of Guarantor holds a partnership interest in any Borrower other than those interests pledged to Lender in the Security Agreement. If any Affiliate shall acquire any interest in any Borrower, Guarantor shall cause such interest to be pledged to Lender.

    Guarantor's representations, warranties and covenants are a material inducement to Lender to enter into the other Loan Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

    14. NOTICES. Unless specifically provided otherwise, any notice for purposes of this Guaranty or any other Loan Document shall be given in writing or by telex or by facsimile (fax) transmission and shall be addressed or delivered to the respective addresses set forth at the end of this Guaranty, or to such other address as may have been previously designated by the intended recipient by notice given in accordance with this Section. If sent by prepaid, registered or certified mail (return receipt requested), the notice shall be deemed effective when the receipt is signed or when the attempted initial delivery is refused or cannot be made because of a change in address of which the sending party has not been notified; if transmitted by telex, the notice shall be effective when transmitted (answerback confirmed); and if transmitted by facsimile or personal delivery, the notice shall be effective when received. No notice of change of address shall be effective except upon actual receipt. This SECTION 14 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any other Loan Document or to require giving notice or demand to or upon any Person in any situation or for any reason.

    15. CUMULATIVE RIGHTS. The exercise by Lender of any right or remedy hereunder or under any other Loan Document, or at Law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by Law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or

GUARANTY AGREEMENT - Page 13
enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Lender.

    16. TERM OF GUARANTY. This Guaranty shall continue in effect until all the Guaranteed Obligations are fully and finally paid, performed, and discharged, except that, and notwithstanding any return of this Guaranty to Guarantor, this Guaranty shall continue in effect (i) with respect to any of the Guaranteed Obligations that survive the release of the liens of the Deeds of Trust, (ii) with respect to all obligations and liabilities of Guarantor under SECTION 10, and (iii) as provided in SECTION 3(b).

    17. FINANCIAL STATEMENTS. Guarantor shall furnish or cause to be furnished to Lender all financial reports, balance sheets, operating statements and other financial reporting information as is required under the Security Agreement.

    All balance sheets and operating statements together shall include disclosure of all contingent liabilities, a profit and loss statement, an income and expense statement, a reconciliation of capital and surplus, and a schedule of sources and uses of funds, a detailed cash flow statement and changes in financial condition for the applicable period, together with such supporting schedules and documentation Lender requires. All balance sheets and operating statements shall be certified by Guarantor and the balance sheet and operating statement described above shall be audited by independent certified public accountants of recognized standing, selected by Guarantor, and consented to by Lender without qualification or exception other than those acceptable to Lender.

    18. DISCLOSURE OF INFORMATION. Lender may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or prospective participant, Lender's affiliates including NationsBanc Capital Markets, Inc., any regulatory body having jurisdiction over Lender, and to any other parties as necessary or appropriate in Lender's reasonable judgment any information Lender now has or hereafter obtains pertaining to the Guaranteed Obligations, this Guaranty, and Guarantor including, without limitation, information regarding any security for the Guaranteed Obligations or for this Guaranty, any credit or other information on Guaranty, Borrower, and any other party liable, directly or indirectly, for any part of the Guaranteed Obligations.

    19. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Default, however defined, in the payment or performance when due of any of the Guaranteed Obligations, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, without notice to any Person (any such notice being expressly waived by Guarantor to the fullest extent permitted by applicable law), to set-off and apply any and all deposits (general or special, time or demand, provisional or final), funds, or assets at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, whether or not Lender shall have made any demand under this Guaranty or exercised any other right or remedy hereunder and although such obligations may be unmatured, Lender will promptly notify Guarantor after any such set-off and application made by Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this
SECTION 20 are in addition to the other rights and remedies (including other rights of set-off) that Lender may have.

    20. FURTHER ASSURANCES. Guarantor at Guarantor's expense will promptly execute and deliver to Lender upon Lender's request all such other and further documents, agreements, and

GUARANTY AGREEMENT - Page 14
instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.

    21. NO FIDUCIARY RELATIONSHIP. The relationship between Lender and Guarantor is solely that of lender and guarantor. Lender has no fiduciary or other special relationship with or duty to Guarantor and none is created hereby.

    22. DEFINITIONS AND INTERPRETATION. As used in this Guaranty, the term "Person" means firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities including public or governmental bodies, agencies or instrumentalities, as well as natural persons. If this Guaranty is signed by more than one Person as "GUARANTOR," then the term "GUARANTOR" as used in this Guaranty shall refer to all such Persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Agreement are made by and shall be binding upon each and every such undersigned Person, jointly and severally. The term "LENDER" shall be deemed to include any subsequent holder(s) of the Note. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms "HEREIN," "HEREOF," "HERETO," "HEREUNDER" and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms "INCLUDE" and "INCLUDING" shall be interpreted as if followed by the words "WITHOUT LIMITATION." All references in this Guaranty to sums denominated in dollars or with the symbol "$" refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency.

    23. TIME OF ESSENCE. Time shall be of the essence in this Guaranty with respect to all of Guarantor's obligations hereunder.

    24. EXECUTION. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement.

    25. ENTIRE AGREEMENT. This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Lender.

    THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

    THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    26. INDEMNIFICATION REGARDING SUITS OR CLAIMS. Guarantor hereby agrees to indemnify and hold Lender harmless against any and all losses, liabilities, claims, damages, costs or expenses of any kind, including but not limited to attorney's fees, to which Lender may become subject as a result of the following:

         (a) any claim, suit, or other action filed or otherwise instituted against Guarantor, any Borrower, or any party to the Security Agreement, [including, but not limited to ALKER ET AL v. J.W. ENGLISH ET AL (U.S. District Court, Northern District of California)], as the same creates a claim or cause of action which challenges the ability of the Apartment Investment and Management Company, a Maryland corporation, or the Company (as defined in the Security Agreement) to enter into or perform their respective obligations with respect to this Guaranty or


GUARANTY AGREEMENT - Page 15
    the Company to enter into or perform its obligations with respect to the Security Agreement: or

         (b) any failure of any Mortgaged Property as defined in the Deeds of Trust) to comply with (i) applicable Laws (as defined in the Deeds of Trust) or restrictive covenants regarding parking requirements or (ii) the Access Laws (as defined in the Deeds of Trust).

               (The balance of this page is intentionally left blank.)


GUARANTY AGREEMENT - Page 16

IN WITNESS WHEREOF, guarantor duly executed this Guaranty as of the date first written above.

                                       GUARANTOR:

                                       APARTMENT INVESTMENT AND MANAGEMENT
                                       COMPANY

Address of Guarantor:

1873 S. Bellaire Street, 17th Floor    By: /s/ H. Alcock
Denver, Colorado 80222-4348               -------------------------------------
Fax No. 303-753-9538                      Harry Alcock, Vice President
Telephone No. 303-757-8101
                                       AIMCO PROPERTIES, L.P.,
                                       a Delaware limited partnership

                                       By: AIMCO-GP, INC.,
                                       a Delaware corporation.
                                       General Partner

                                            By: /s/ H. Alcock
                                               --------------------------------
                                               Harry Alcock, Vice President


                                       AIMCO-GP, INC.


                                       By: /s/ H. Alcock
                                          -------------------------------------
                                          Harry Alcock, Vice President


                                       AIMCO-LP, INC.


                                       By: /s/ H. Alcock
                                          -------------------------------------
                                          Harry Alcock, Vice President


                                       AIMCO HOLDINGS, L.P.,

                                       By:  AIMCO HOLDINGS QRS. INC.,
                                            a Delaware limited
                                            partnership.
                                            General Partner

                                            By: /s/ H. Alcock
                                               --------------------------------
                                               Harry Alcock, Vice President

                                       AIMCO HOLDINGS QRS, INC.

                                       By: /s/ H. Alcock
                                          -------------------------------------
                                          Harry Alcock, Vice President


GUARANTY AGREEMENT - Signature Page

                                       Executed by Lender for the purpose of
                                       the notice of final agreement set forth
                                       above:

Address of Lender:                     LENDER:

NationsBank of Texas. N.A.             NATIONSBANK OF TEXAS. N.A.
901 Main Street 51st Floor
Dallas, Texas 75202-3714
Attn: Real Estate Loan Administration  By:  /s/ John A. Lank
Fax No. 214-508-0506                      -------------------------------------
Telephone No. 214-508-1515             Name:  John A. Lank
                                            -----------------------------------
                                       Title:    S.V.P.
                                             ----------------------------------


GUARANTY AGREEMENT - Signature Page